Restricted Cash	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Restricted Cash	Restricted CashRestricted cash as of December 31, 2020 and 2019 primarily represents debt service reserve accounts that were maintained as part of the terms and conditions of our 2017 Credit Facility, Citibank/K-Sure Credit Facility, ABN AMRO/K-Sure Credit Facility, and the lease financing arrangements with Bank of Communications Financial Leasing (LR2s). The funds in these accounts are expected to be applied against the principal balance of these facilities upon maturity. The activity within these accounts (which is adjusted from time to time based on prevailing interest rates) is recorded as financing activities on our consolidated statements of cash flows. These facilities, and any related activity in the restricted cash balances, are further described in Note 12.